UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 14, 2022

DUKE REALTY CORPORATION
DUKE REALTY LIMITED PARTNERSHIP
(Exact name of registrant specified in its charter)

Duke Realty Corporation:

Indiana	1-9044	35-1740409
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)
Duke Realty Limited Partnership:

Indiana	0-20625	35-1898425
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)
8711 River Crossing Blvd.
Indianapolis, IN 46240
(Address of Principal Executive Offices, Zip Code)
Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DRE	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Shareholders of Duke Realty Corporation, an Indiana corporation (the “Company”), held on April 14, 2022 (the “Annual Meeting”), the shareholders of the Company voted on three proposals. Each proposal was approved pursuant to the following final voting results from the Annual Meeting:
1. To elect eleven (11) directors to serve on the Company’s Board of Directors for a one-year
term ending at the 2023 Annual Meeting of Shareholders:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
John P. Case	332,859,201	1,218,424	155,794	13,678,781
James B. Connor	313,044,820	21,021,015	167,584	13,678,781
Tamara D. Fischer	332,444,417	1,619,038	169,964	13,678,781
Norman K. Jenkins	329,240,295	4,835,761	157,363	13,678,781
Kelly T. Killingsworth	332,819,337	1,249,952	164,130	13,678,781
Melanie R. Sabelhaus	329,445,333	4,625,632	162,454	13,678,781
Peter M. Scott, III	327,861,594	6,210,875	160,950	13,678,781
David P. Stockert	325,901,078	6,751,267	1,581,074	13,678,781
Chris T. Sultemeier	333,191,521	875,724	166,174	13,678,781
Warren M. Thompson	333,191,915	876,675	164,829	13,678,781
Lynn C. Thurber	323,458,745	10,618,304	156,370	13,678,781
2. To approve, on an advisory basis, the compensation of the Company’s named executive officers as set forth in the 2022 proxy statement:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
315,106,632	18,829,797	296,990	13,678,781
3. To ratify the reappointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year 2022:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
332,272,996	15,451,021	188,183	N/A

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ Ann C. Dee
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary
DUKE REALTY LIMITED PARTNERSHIP

By:	Duke Realty Corporation, its general partner

By:	/s/ Ann C. Dee
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary
Dated: April 15, 2022